Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman, Board of Directors, Chief Executive Officer and a Director of The Coca-Cola Company (the “Company”), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Muhtar Kent
Muhtar Kent
Chairman, Board of Directors, Chief
Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Herbert A. Allen
Herbert A. Allen
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Ronald W. Allen
Ronald W. Allen
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HOWARD G. BUFFETT, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Howard G. Buffett
Howard G. Buffett
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Barry Diller
Barry Diller
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, EVAN G. GREENBERG, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Evan G. Greenberg
Evan G. Greenberg
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Alexis M. Herman
Alexis M. Herman
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Donald R. Keough
Donald R. Keough
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Donald F. McHenry
Donald F. McHenry
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Sam Nunn
Sam Nunn
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ James D. Robinson III
James D. Robinson III
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Peter V. Ueberrroth
Peter V. Ueberroth
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ Jacob Wallenberg
Jacob Wallenberg
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company’s Registration Statement on Form S-4 for the registration of debt securities of the Company to be issued pursuant to an exchange offer for outstanding debt securities of the Company issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and all amendments to this Registration Statement, including any and all post-effective amendments and amendments thereto, and any registration statement relating to the same offering as this Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the blue sky or other federal or state securities laws and regulations; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement with all exhibits thereto, and other documents in connection therewith or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 28th day of October, 2011.

/s/ James B. Williams
James B. Williams
Director